UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/07-10/31/08

ITEM 1.	REPORT TO STOCKHOLDERS.

THOMAS WHITE FUNDS

Capturing Value WorldwideSM

[Picture omitted]

Annual Report

October 31, 2008

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

THOMAS WHITE FUNDS

Capturing Value WorldwideSM

Please join us as we travel country to country chronicling the world’s transformation into an exciting global marketplace. We invite you to visit our new website designed to help investors understand and capture the investment benefits of globalization.

www.thomaswhite.com

Monthly Economic Reviews

Asia	[Picture omitted]

Bleak data from Japan confirmed fears that the world’s second largest economy might be in a prolonged recession. Both India and China - two of the largest contributors to global growth - showed signs of slowing, prompting fresh concerns over the state of the world economy.

Weekly Postcards

Peru	[Picture omitted]

For a relatively small economy, Peru is surprisingly bold and eager to engage the rest of the world for trade opportunities. Peru is not deterred by the economic might of its trading partners either.

Country Profiles

Israel	[Picture omitted]

Israel boasts of one of the fastest growing economies in the developed world, largely due to the country’s remarkable growth in the advanced hi-tech sector. During 2006, Israel exported about $15 billion in electronics and software equipment. This industry has been fueled in recent years by Israel’s large percentage of engineers - the world’s highest.

CONTENTS

THE FUNDS’ PRESIDENT AND PORTFOLIO MANAGER

MESSAGE TO SHAREHOLDERS

MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS:

SCHEDULE OF INVESTMENTS:

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

THOMAS WHITE INTERNATIONAL FUND

STATEMENTS OF ASSETS AND LIABILITIES

STATEMENTS OF OPERATIONS

STATEMENTS OF CHANGES IN NET ASSETS

NOTES TO FINANCIAL STATEMENTS

TAX INFORMATION

FINANCIAL HIGHLIGHTS

DISCLOSURE OF FUND EXPENSES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THOMAS S. WHITE, JR.

The Funds’ President and Portfolio Manager

[Picture omitted]

Thomas White is the Funds’ President and Portfolio Manager. He has 42 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-two years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 4,000 companies in 50 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

Message to Shareholders	December 23, 2008

Dear Shareholders and Friends,

We are delighted to welcome so many new shareholders this year. Our team continues to strive toward providing shareholders and their advisors the highest level of professionalism and service.

2008: The Year America had to Face Financial Reality

Over the past several decades, America, once the world’s standard bearer for capitalism and financial management, lost its discipline. Although knowing the exact timing was impossible, the country’s out-of-control spending, financed largely from

			Developed Markets			Emerging Markets
		World	USA	Europe	Japan	China	India	Brazil	Russia
Region/Country Weight	2007*	100.0%	21.3%	21.8%	6.6%	10.8%	4.6%	2.8%	3.2%
In the World Economy	Rank	-	1	-	3	2	4	9	7
World Population	Rank	-	3	-	12	1	2	5	9
Economic	2007	3.9%	2.0%	2.8%	2.1%	11.9%	9.0%	5.4%	8.1%
Growth	2008	2.6%	1.2%	1.0%	0.2%	9.3%	6.8%	5.2%	7.1%
(Annual Rate)	2009	0.3%	-2.0%	-1.4%	-1.3%	6.9%	5.5%	3.0%	2.2%
Inflation	2007	3.1%	2.9%	2.2%	0.0%	4.8%	4.5%	3.6%	9.0%
Rate	2008	5.2%	4.0%	3.3%	1.5%	6.1%	10.5%	5.7%	14.2%
(Annual Rate)	2009	3.2%	0.2%	1.1%	-0.2%	1.4%	5.0%	5.6%	10.2%
Government	2007	-0.3%	-1.1%	-1.1%	-3.3%	0.3%	-5.3%	-2.3%	5.4%
Spending	2008	-1.4%	-3.2%	-2.4%	-4.6%	-0.2%	-6.6%	-1.5%	3.5%
Surplus/Deficit (% of GDP)	2009	-4.0%	-9.0%	-4.6%	-4.9%	-1.2%	-6.0%	-1.8%	-0.4%
Import Export	2007	0.9%	-5.3%	-0.8%	4.8%	10.8%	-1.5%	0.1%	6.0%
Balance	2008	0.5%	-4.5%	-0.9%	3.6%	9.4%	-3.5%	-1.7%	7.5%
Surplus/Deficit (% of GDP)	2009	0.3%	-2.0%	-0.4%	3.8%	7.2%	-2.1%	-1.1%	0.4%

* A country’s weight within the world economy is based on its 2007 PPP GDP (source IMF) Data for 2008 and 2009 are projections.

foreign loans, had to eventually end, and end it did this year. Sadly, while most other countries were more disciplined in their financial management, the collapse of the world’s largest financial system has severely disrupted everyone. Stock markets around the world retreated over 40%, not to mention dramatic declines in real estate, commodities, and non-government debt. The repricing of these assets, caused by the voluntary and involuntary reduction of the debt that supported them, decimated over $30 trillion of investor wealth.

Has Rome Fallen?

Over the last 30 years, America’s success had the effect of weakening its disciplines. Perhaps this was inevitable - that with success comes the seeds of failure. The United States had been a land of opportunity, where with hard work, sacrifice and financial discipline, ambitious individuals who wanted a better life for themselves and their children had the chance to succeed. This changed. People born into a better life were blind to what created it. To many, success became a birthright, a lifestyle Americans were entitled to. The worst of politicians of both persuasions became ambitious pitchmen who seduced voters by offering false promises: “America is a wonderful land of uninterrupted growth because its companies and citizens have the inalienable right to borrow, consume and be protected against any negative consequences.”

Every American Deserves Low-Priced Gas

As tensions in the Middle East threatened our supply of energy, the U.S. spent $1 trillion on a war in Iraq and borrowed all the money from abroad. When SUVs and homes with three-car garages in distant suburbs became the rage, America’s energy needs rose further. America’s cure: borrow the extra cost of energy from oil exporting countries, even though many were hostile to our country. When consumers complained about climbing gasoline prices, politicians sent them tax rebate checks using more borrowed money from abroad. Many countries in the world have had to adopt policies necessary to deal with energy. For example, the Brazilian government created an energy plan based on domestic ethanol production, hydroelectricity and offshore oil exploration and Brazil is now close to being energy independent. American politicians fiddled while Rome burned.

All Americans Deserve to Own Their Home

Even after America’s consumer saving rates went negative and the country became heavily indebted to foreign countries, the President, Congress and the Federal Reserve still pressed to increase spending whenever growth slowed. The final nail in the country’s borrowing coffin came in 2005 when Congressional regulators of Fannie Mae and Freddie Mac attempted to stimulate the economy by encouraging additional home ownership. As those who could afford homes were already owners, the government-backed housing agencies reduced their lending standards to unrealistic levels, despite already strained balance sheets. The Federal Reserve also facilitated home growth by allowing banks to set up non-consolidated financial subsidiaries financed by commercial paper (SIVs) to buy mortgage-backed bonds. In short, the government took on even more debt to promote a massive increase in home ownership for people who could not afford them.

The Financial System Crisis: 2007-?

In early 2007, the inevitable mortgage payment failures began. Slowly at first, and then faster, the house of cards began collapsing. Institutions worldwide, holding or guaranteeing these bad loans, started announcing write-offs. These included banks and their new financial subsidiaries, insurance companies, investment banks and hedge funds. Ironically, most of the same politicians and regulators who were responsible for the problems were in charge of saving the financial system in 2008.

Starting with Bear Stearns in March of this year, other institutions began to fail or needed rescuing by the Federal Reserve, FDIC and U.S. Treasury. With the banking system vital to the economy, the government’s first priority was to save the banks and supporting financial entities. Given the direness of the situation, the government instituted policy actions not used since the 1930s. As of this writing, Mr. Bernanke and Mr. Paulson seemed to have handled crisis after crisis moderately well, but the financial system still has many challenges ahead.

Deleveraging will Halt Economic Growth

The Lehman Brothers’ bankruptcy, on September 16, 2008, paralyzed the financial system. Shocked company managers in every developed and emerging market country, fearful they couldn’t finance their businesses, immediately went into crisis mode and reduced their level of activity. American automakers, who even before the crisis were on the edge of insolvency due to high labor costs, went to the government to avoid bankruptcy. They were thrown a lifeline from President Bush. This was intended to keep them afloat until the Obama administration begins negotiating terms designed to bring their costs in line with the foreign carmakers building cars in the U.S. Failing this, a bankruptcy judge will dictate a competitive level of expenses.

Detroit isn’t alone in having serious challenges. Government entities, companies and consumers around the world have to adjust their habits to survive these tough conditions. Could this period turn into a depression? Be it countries, companies or individuals, most who are forced to dry out from long periods of excesses, survive healthier from the ordeal. In America’s case, I am confident that the lessons learned from this experience will reestablish the disciplines necessary for sustainable growth.

United States: President Obama’s Responses will Shape 2009

In the 1930s, government policies to deal with a widespread financial and economic collapse were not yet developed. Initially, authorities made matters worse by tightening credit and erecting trade barriers, the opposite of what we know today to be appropriate.

Japan had a similar stock market and real estate bubble that peaked in late 1989. It responded with a policy of trying to support unrealistically high asset prices. By not allowing assets and loans to fall to realistic prices and suffer the write-downs quickly, the country delayed its recovery until 2003. The Japanese refer to this period of slow economic growth as their “Lost Decade.”

We believe President-elect Obama has selected a highly capable team who, supported by the Federal Reserve and Congress, will: (1) create a trillion dollars worth of multiple-year make-work projects; (2) make the necessary amount of money available to the Federal Reserve to recapitalize financial institutions and purchase non-government debt; and (3) ensure, via financial assistance, the survival of local governments and the country’s key industrial firms. Asset values may continue to fall as deleveraging continues and weaker firms may fail, but these policies will hopefully keep the process from becoming too disorderly. We are assuming that each new coming crisis will be contained and a modest recovery begins in late 2009 or early 2010.

The Developed Countries are in Recessions

Although Spain, Portugal, the U.K. and Ireland did have mild housing bubbles in 2007, European countries had fewer initial trade and spending excesses than the U.S. However, European central banks did have a hidden problem. In order to support the heavy capital needs in developing Eastern Europe, some central banks expanded their banking systems’ lending capacity. They did this by allowing lower quality paper to replace government bonds as reserves, as long as the bonds were insured by an insurance company that was rated AAA. In a twist of bad luck, AIG insured most of the bonds. The U.S. Treasury had to rescue AIG on September 14th when it was discovered that its failure could have caused a run on a large number of Europe’s banks.

Japan, the U.K. and many European countries face single digit GDP declines next year and sizable government deficits. This will likely be the deepest economic contraction for Europe since the early 1990s and the first for the Euro-zone. For Japan, the GDP decline could approach that of the Asian currency crisis in 1997-98. Compared to the U.S., Europe and Japan have instituted relatively weak policy actions to counter their recessions.

Emerging Countries will Grow, but at a Slower Pace

Given that some have large populations and the potential to become fully developed in time, Emerging Market (EM) countries may enjoy superior long-term growth. Over the last several years these countries acted as the world’s growth engines, supporting global growth when the U.S., European and Japanese economies slowed. While the rates shown on our projection chart are positive, there is certainly a possibility they may turn negative.

The very factors that were recently driving EM country growth are now slowing it down. Asian countries like China, where exports represent a large percent of their GNP growth, are slowing as world customers sharply reduce their import orders. Secondly, tight financing and falling stocks have slowed, and even reversed most EM capital inflows. This is especially tough on countries without major exports, such as India and those in Eastern Europe. Finally, falling energy, industrial and agricultural prices have reversed the fortunes of Russia, South Africa, Brazil, Mexico and the Gulf States, as well as more developed Australia, Norway and Canada.

Currency Movements

Perversely, America, the very country whose lack of fiscal discipline and toxic debt caused this crisis, has had its currency rally versus every major country except Japan. How so? In reaction to the crisis, investors and corporations lowered their equity exposure around the world. Converting these funds back into their home country meant selling foreign currencies and buying U.S. dollars. They also closed out loans that supported investments. Given that the U.S. and Japan had the world’s lowest borrowing costs, most of these loans were in yen or dollars, so paying them off meant buying yen and dollars. But please note, by its nature this influence is temporary.

Longer term, we feel the dollar is very vulnerable. The U.S. current account trade deficit is presently being reduced by falling commodity prices and interest rates, but this will be reversed as the economy recovers. Moreover, the indebtedness of the U.S. government grew over $1.0 trillion this September 2008 fiscal year to $10.6 trillion. This does not include its new guaranteed obligations programs (Temporary Liquidity Guarantee Program and Exchange Stabilization Fund), nor its decision to explicitly support $5.0 trillion of Freddie Mac and Fannie Mae’s debt obligations. While flooding the system with liquidity may be the correct policy now, simple logic suggests it could eventually cause high inflation and significant weakness in the dollar.

Our Portfolio Strategy

Given normal savings horizons, we strongly believe investors will be best served owning equity portfolios of sound companies that are broadly diversified across both world regions and industries. While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns. Well-run companies with prudent balance sheets have demonstrated the ability to survive a wide range of economic and business storms and come back more valuable than before. By being able to handle these challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments can offer exceptional buying opportunities.

Your Portfolio Manager, along with all our Research Team Members, are Fellow Fund Shareholders

As do many of the professionals in our firm, I have 100% of my stock market exposure in the two Thomas White Funds. During this period of dramatic change in the world’s markets, we urge you stay abreast of the important events occurring in the fifty countries covered by our analysts. These observations are available at www.thomaswhite.com. You may subscribe on the site to get this content sent to you by email. We also invite you to visit our offices in Chicago or Bangalore to meet the members of our organization.

/s/ Thomas S. White, Jr.

Thomas S. White, Jr.

President

FORWARD LOOKING STATEMENTS

Certain statements made above may be forward looking. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements due to numerous factors. Thomas White International, Ltd. and the Thomas White Funds undertake no responsibility to update publicly or revise any forward looking statements.

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last

35-years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #4 (worst)
5-YEAR RETURN PERIODS	WORLD	EUROPE	USA	JAPAN	PACIFIC EX-JAPAN
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-20081	-2.8%	-1.9% (#2)	-3.7% (#3)	-4.2% (#4)	0.1% (#1)
1970-2008[1]	9.2%	10.3%	9.3%	9.6%	9.1%

1 Oct. 31, 2008

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2008 regional returns of 9.1% to 10.3% are all close to the 9.2% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching one’s long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 109% since the end of the Cold War in

1989. As of October 2008, America’s 5,897 exchange-traded stocks now only represent

12.74% of the 46,302 stocks on the world’s 53 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to Oct 31, 2008[2]	1960	1970	1980	1990	2000	2008
Developed Markets	99.9%	99.8%	99%	97%	96%	85%
United States	72%	66%	57%	43%	51%	40%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	27%
Asia Pacific	3%	8%	16%	27%	15%	15%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	15%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$26.1

1 World Federation of Exchanges, Focus-Nov 2008

2 Source: Thomas White International Ltd.

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L’Oreal, Daimler AG, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios complement one another in that, when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance

The Thomas White American Opportunities Fund produced an investment return of -30.75% for the six months ended October 31, 2008. Despite the decline, the Fund outperformed its benchmark, the Russell Midcap Index, which fell -34.97% over the same period. The Fund has returned -34.79%, -5.61% and +1.57% for the trailing one-, three- and five-year periods, respectively, compared to the Index returns of -40.67%, -7.06% and +1.76%, respectively.

The Fund performed well relative to the Russell Midcap Index in this most difficult of investing environments. In this volatile period, we continued to adhere to the Fund’s stated investment objective of seeking long-term capital growth by investing in equity securities of mid-size U.S. companies. Our goal is to maximize our strength in stock selection and create a margin of safety in volatile markets to take advantage of expected future rebounds. We prefer this profile, as less volatile portfolios encourage investors to adhere to their long-term objectives in difficult markets.

All sectors posted negative returns during the second half of the Fund’s fiscal year. Despite all the challenges within the financial sector, our bank holdings represented the top performing stocks, declining -6.3% during the six month period ending October 31, 2008. This performance is reflective of our efforts to position the Fund’s financial holdings in companies our analysis shows will benefit from the recent support packages enacted by governments around the world as well as those with little exposure to sub-prime mortgage-backed securities, such as bank holdings in Commerce Bancshares (+8.7%), Peoples United Financial (+5.2%) and Hudson City Bancorp (-1.7%).

Consumer Staples (-7.5%), led by tobacco oriented Loews Corp. Carolina Group (now Lorillard) (+9.7%) and Church & Dwight (+4.0%) also performed above average. Metals (-75.3%), Consumer Durables (-57.8%) and Energy (-45.6%) were impacted by the sharp decline in commodity and asset prices as well as the dramatic slowdown in economic activity. US Steel (-76.0%), Freeport McMoran (-74.5%), Autoliv (-65.1%), Reliance Steel & Aluminum (-5 8.8%) and Noble Energy (-44.7%) reflected the sharp turn of fortunes in these sectors. The surprise strengthening of the dollar will also negatively impact exports, which have been a positive contributor to earnings in the American industrial sector over the past 24 months.

Reviewing the Portfolio

The dramatic escalation of the global credit crisis in 2008 forced governments and market regulators to take unprecedented measures to protect market integrity. Besides broadening liquidity support to financial firms, governments in the U.S. and Europe have tried to rescue troubled firms from failure by extending capital support and financial guarantees. Regulators have actively facilitated the transfer of businesses in financial distress to stronger firms to prevent further erosion in market confidence. However, during the six-month period ending October 31, 2008, these measures proved inadequate to prevent the credit market from freezing up.

The Troubled Asset Relief Program (TARP), approved by the U.S. Congress in October, aimed to unfreeze the credit market by buying the bad assets held by financial firms, which were at the root of the current crisis. TARP was an initial step to help stabilize the credit markets, stem the severe erosion in market confidence and prevent systemic failures. The implementation of the program was drastically different than the original design, as the U.S. government provided financial support in exchange for direct and indirect stakes in financial institutions through preferred shares and warrants. In one of the biggest ever government interventions in the financial markets, the U.S. Treasury has been authorized to buy up to $700 billion worth of assets in stages and has already utilized half of these funds. The infusion of funds in return for troubled assets will provide banks with more resources to lend, which is critical to prevent economic conditions from worsening.

Even as signs emerge indicating that the credit markets have begun to stabilize, the

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

[graph omitted]

Date	TWAO	Russell Midcap

03/04/99	10,000	10,000
03/31/99	9,990	10,341
04/30/99	10,790	11,105
05/31/99	10,790	11,073
06/30/99	11,210	11,463
07/31/99	10,900	11,149
08/31/99	10,570	10,860
09/30/99	10,390	10,478
10/31/99	10,730	10,974
11/30/99	10,750	11,290
12/31/99	11,143	12,284
01/31/00	10,451	11,877
02/29/00	10,451	12,790
03/31/00	11,433	13,523
04/30/00	11,363	12,883
05/31/00	11,183	12,542
06/30/00	11,143	12,913
07/31/00	11,053	12,768
08/31/00	11,814	13,991
09/30/00	11,463	13,792
10/31/00	11,506	13,579
11/30/00	11,055	12,357
12/31/00	11,727	13,298
01/31/01	11,464	13,512
02/28/01	11,317	12,690
03/31/01	11,097	11,903
04/30/01	11,801	12,921
05/31/01	12,179	13,161
06/30/01	12,042	13,036
07/31/01	12,011	12,663
08/31/01	11,780	12,176
09/30/01	10,928	10,708
10/31/01	11,253	11,132
11/30/01	11,907	12,065
12/31/01	12,445	12,550
01/31/02	12,572	12,475
02/28/02	12,709	12,343
03/31/02	13,278	13,083
04/30/02	13,299	12,829
05/30/02	13,236	12,685
06/30/02	12,688	11,834
07/31/02	11,654	10,679
08/31/02	11,791	10,738
09/30/02	10,874	9,747
10/31/02	11,140	10,239
11/30/02	11,499	10,950
12/31/02	11,214	10,519
01/31/03	11,098	10,306
02/28/03	10,791	10,170
03/31/03	10,844	10,270
04/30/03	11,563	11,016
05/31/03	12,239	12,024
06/30/03	12,472	12,145
07/31/03	13,032	12,546
08/31/03	13,560	13,090
09/30/03	13,359	12,927
10/31/03	14,433	13,913
11/30/03	14,803	14,303
12/31/03	15,088	14,732
01/31/04	15,490	15,161
02/29/04	15,860	15,487
03/31/04	16,082	15,490
04/30/04	15,596	14,921
05/31/04	15,628	15,291
06/30/04	16,029	15,715
07/31/04	15,342	15,028
08/31/04	15,511	15,092
09/30/04	16,199	15,583
10/31/04	16,539	16,013
11/30/04	17,644	16,988
12/31/04	18,123	17,711
01/31/05	17,622	17,272
02/28/05	17,918	17,806
03/31/05	17,656	17,666
04/30/05	17,041	17,103
05/31/05	17,735	17,923
06/30/05	18,487	18,405
07/31/05	19,342	19,375
08/31/05	19,205	19,239
09/30/05	19,239	19,494
10/31/05	18,552	18,908
11/30/05	19,307	19,748
12/31/05	19,709	19,951
01/31/06	20,376	20,977
02/28/06	20,326	20,952
03/31/06	20,804	21,471
04/30/06	20,829	21,622
05/31/06	20,112	20,893
06/30/06	20,326	20,917
07/31/06	20,125	20,460
08/31/06	20,301	20,980
09/30/06	20,628	21,359
10/31/06	21,293	22,200
11/30/06	21,933	22,999
12/31/06	21,777	22,997
01/31/07	22,289	23,774
02/28/07	22,332	23,812
03/31/07	22,574	24,003
04/30/07	23,171	24,918
05/31/07	23,825	25,856
06/30/07	23,242	25,273
07/31/07	22,445	24,333
08/31/07	22,687	24,375
09/30/07	23,399	25,176
10/31/07	23,928	25,583
11/30/07	22,952	24,361
12/31/07	22,874	24,285
01/31/08	21,387	22,702
02/29/08	21,216	22,184
03/31/08	21,340	21,862
04/30/08	22,533	23,340
05/31/08	23,277	24,397
06/30/08	21,836	22,447
07/31/08	21,464	21,877
08/31/08	21,681	22,280
09/30/08	19,682	19,549
10/31/08	15,604	15,179

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +56.04% for the Fund and +51.79% for the Russell Midcap Index. The one-year return for the Fund was -34.79% The Fund’s average annual total return since inception was +4.71%. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

OCTOBER 31, 2008
Average Annual Returns as of October 31, 2008[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	(30.75)%	(31.78)%	(34.79)%	(5.61)%	1.57%	4.71%
Russell Midcap Index	(34.97)%	(37.50)%	(40.67)%	(7.06)%	1.76%	4.41%

Operating Expenses (annualized)[2]		Portfolio Turnover
Year ended October 31, 2008	1.35%	Year ended October 31, 2008	39.59%

Sector Allocation	% of TNA	Sector Allocation	% of TNA	Portfolio Market Cap Mix	% of TNA
Aerospace	2.8%	Forest & Paper	0.8%	Large Cap (over $16.4 billion)	7.7%
Banking	5.4%	Healthcare	8.4%	MidCap ($3.8-16.4 billion)	47.0%
Building	1.1%	Industrial	3.0%	Small Cap (under $3.8 billion)	40.7%
Capital Goods	0.6%	Insurance	4.2%	Cash & Other	4.6%
Chemicals	2.3%	Metals	1.2%
Consumer Durables	2.0%	Services	8.4%
Consumer Retail	7.0%	Technology	10.2%
Consumer Staples	7.4%	Transportation	4.0%
Energy	6.9%	Utilities	9.7%
Financial Diversified	10.0%	Cash & Other	4.6%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$10.01	$15.8 million	2.00% within 60 days	None

1 Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Index is unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment may be worth more or less than its original cost.

2 In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51%

outlook for the U.S. economy has weakened. The focus has now shifted from initiatives to foster financial market stability toward economic stimulus programs. Most major developed economies, including the U.S., have been formally declared to be in recession while growth rates in large emerging economies have slowed down.

Outlook

The tumult in the financial markets has made the global economic environment all the more challenging. While developed economies such as the U.S. have been dragged down by the continuing decline in asset prices, the swift correction in commodity prices will likely force a growth slowdown in many emerging economies. This will negatively impact U.S. exports in the coming quarters. Overall, emerging economies may see growth rates moderate this year from the scorching pace of recent years, while developed economies, including the United States, will have to fight to stave off a deep recession.

In sharp contrast to the first half of this year, inflation has become less of a concern domestically and across the globe. The dramatic fall in global commodity prices and weakening demand growth have arrested the surge in consumer prices most economies were struggling to control until recently. Despite the fall in consumer prices, economic uncertainties driven by declining housing prices and limited access to credit are forcing U.S. consumers to cut spending and increase their savings. With a more subdued outlook for economic growth, inflationary pressures are likely to remain contained. This will offer some leeway for the Federal Reserve to further cut interest rates that are already near zero, and support economic growth through quantitative easing.

All eyes are now on the second round of economic stimulus programs the newly elected Obama administration is expected to announce in early 2009. Though there are no formal announcements as yet, indications are that the plan will involve large investments in infrastructure and the energy sector. It is anticipated that the new program outlay will exceed that of current programs, including TARP. If successful, the government’s efforts will ease the pain from further financial turmoil in the broader economy and may enable a speedier recovery.

Currently under considerable strain, the U.S. economy may see a significant restructuring of businesses and markets as well as enhanced regulatory oversight in the near term. Lower risk exposure through de-leveraging, improved internal controls and transparency, and strengthening of balance sheets should help firms withstand the downturn and emerge stronger when the crisis subsides and the global economy recovers.

The year 2008 saw one of the most tumultuous periods in market history, with volatility persisting at the start of the fourth quarter of the calendar year. Given these unprecedented conditions, we appreciate the confidence shown by our long-term shareholders and advisors.

Investment Portfolio	October 31, 2008

Sector Issue	Shares	Value
COMMON STOCKS (95.4%)
AEROSPACE (2.8%)
BF Goodrich	3,850	$140,756
L-3 Communications	2,100	170,457
Precision Castparts	2,100	136,101
		447,314
BANKING (5.4%)
Bank Of Hawaii	3,900	197,769
Bancorp South Inc	6,150	149,260
Commerce Bancshares	5,250	248,220
Hudson City Bancorp	13,650	256,757
		852,006
BUILDING (1.1%)
Martin Marietta Materials Inc	2,175	170,476
CAPITAL GOODS (0.6%)
Joy Global Inc	3,250	94,185

CHEMICALS (2.3%)
Airgas Inc	3,850	147,686
Potash Corp of Saskatchewan Inc	2,600	221,676
		369,362
CONSUMER DURABLES (2.0%)
Autoliv Inc	2,300	49,128
Borg Warner Inc	4,900	110,103
Johnson Controls	8,550	151,592
		310,823
CONSUMER RETAIL (7.0%)
Autozone *	1,600	203,664
BJ’s Wholesale Club *	5,650	198,880
Nike Inc	7,150	412,054
TJX Companies Inc	6,750	180,630
V F Corp	2,050	112,955
		1,108,183
CONSUMER STAPLES (7.4%)
Church & Dwight Inc	4,100	242,269
Corn Products	3,000	72,960
WW Grainger Inc	3,300	259,281
Lorillard Inc	3,500	230,510
Reynolds American	7,600	372,096
		1,177,116
ENERGY (6.9%)
Cameron International *	9,700	235,322
Forest Oil Corp *	5,850	170,879

See Notes to Financial Statements

Thomas White American Opportunities Fund

Sector Issue	Shares	Value
Noble Energy	5,050	$261,691
Valero Energy	8,300	170,814
Cimarex Energy	6,100	246,806
		1,085,512
FINANCIAL DIVERSIFIED (10.0%)
Blackrock Inc	1,400	183,876
BRE Properties REIT	5,000	174,050
Health Care REIT Inc	3,400	151,334
HCP Inc	13,450	402,424
Kimco Realty Corp	7,400	167,092
Northern Trust	3,600	202,716
Ventas Inc	3,650	131,619
Weingarten Realty	8,650	176,893
		1,590,004
FOREST & PAPER (0.8%)
Rayonier	4,000	132,320

HEALTH CARE (8.4%)
Bio-Rad Labs *	3,800	324,444
Covance Inc *	5,100	255,000
Henry Schein Inc *	6,575	307,776
Humana Inc *	3,850	113,922
Universal Health Service	2,600	109,304
Watson Pharmaceuticals *	8,100	211,977
		1,322,423
INDUSTRIAL (3.0%)
Ametek Inc	6,000	199,500
Dover Corp	4,700	149,319
Reliance Steel & Aluminum Co	5,350	133,964
		482,783
INSURANCE (4.2%)
Assurant Inc	6,900	175,812
Marsh & McLennan	6,550	191,784
Stancorp Financial Group Inc	4,400	149,952
Torchmark Corp.	3,550	148,283
		665,831
METALS (1.2%)
Freeport-McMoRan *	2,211	64,252
US Steel Corp	3,400	125,392
		189,644
SERVICES (8.4%)
Brink’s Company	3,400	164,866
Copart Inc *	4,900	171,010
Darden Restaurant	7,700	170,709
International Speedway	8,150	255,829
Republic Service	9,050	214,485
Snap-On Inc	4,300	158,885

See Notes to Financial Statements

Investment Portfolio                                                                                                                                  October 31, 2008

Sector Issue		Shares	Value

Yum! Brands Inc		6,950	$201,619
			1,337,403
TECHNOLOGY (10.2%)
Applied Biosystems Inc		4,950	152,608
Auto Data Processing Inc		4,900	171,255
Anixter International*		3,450	115,954
CACI International Inc.*		8,524	351,018
Equifax		6,300	164,304
Factset Research		4,150	160,979
Fiserv Corp *		4,200	140,112
Harris Corp		5,350	192,333
Perkin Elmer		8,100	145,314
			1,593,877
TRANSPORTATION (4.0%)
CSX Corp		8,800	402,336
Kirby Corp*		4,700	161,304
Ryder System		1,950	77,259
			640,899
UTILITIES (9.7%)
American Electric Power		9,750	318,142
NStar		9,150	302,407
Scana Corp		5,300	174,423
Sempra Energy		6,100	259,921
Wisconsin Energy		10,750	467,625
			1,522,518

Total Common Stocks (Cost $17,193,421)			15,092,679
SHORT TERM OBLIGATIONS (4.8%)
		Principal Amount
American Family Financial Services Demand Note
1.29%,due 12/21/2008		$26,917	26,917

Wisconsin Corporate Central Credit Union Variable Demand Note
2.84%, due 12/24/2008		748,180	748,180
Total Short-Term Obligations (Cost $775,097)			775,097

Total Investment:	100.2%	(Cost $17,968,518)	15,867,776
Other Assets: Less Liabilities	(0.2)%		(33,136)
Total Net Assets:	100.0%		$15,834,640

* Non-Income Producing Securities

See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND          SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the International Fund’s assets invested in companies from emerging market countries.

Performance

The Thomas White International Fund produced an investment return of -41.41% for the six months ended October 31, 2008. Despite the decline, the Fund outperformed its benchmark, the MSCI All-Country World ex US Index, which fell -43.22%. For the trailing fiscal year, the Fund returned -46.69% versus -48.53% for the benchmark.

Since its inception in June of 1994, the International Fund has continued to enjoy strong long-term relative performance. The Fund has consistently outperformed the MSCI All-Country ex US benchmark over the trailing 3-year (-1.27% vs. -4.35%), 5-year (+7.86% vs. +4.61%), and 10-year (+4.65% vs. +2.82%) periods; and has outperformed the benchmark since its June 1994 inception (+6.93% vs. +3.53%).

The Fund’s objective is to obtain long-term capital growth. To accomplish this, we maintain a portfolio of equity securities of companies primarily located in the world’s developed countries outside of the United States. This approach is designed to maximize our strength in stock selection and reduce the risk of inaccurate economic forecasts.

The historical performance profile of our investment approach provides strong long-term returns and outperformance during market declines. We prefer this profile as less volatile portfolios encourage investors to adhere to their long-term objectives in difficult markets.

Reviewing the Portfolio

The dramatic escalation of the global credit crisis in the second half of 2008 forced governments and market regulators to take unprecedented measures to protect market integrity. Besides broadening liquidity support to financial firms, governments in the U.S. and Europe have tried to rescue troubled firms from failure by extending capital support and financial guarantees. Regulators actively facilitated the transfer of businesses in financial distress to stronger firms to prevent further erosion in market confidence. However, during the six-month period ending October 31, 2008, these measures proved inadequate to prevent the credit market from freezing up.

The impact of the credit market freeze was felt across all regions during the past six months. All regional MSCI equity benchmarks declined sharply during the six-month period ending October 31: Latin America (-53.45%), Emerging Asia (-5 1.00%), Emerging Markets Europe & Africa (EMEA) (-49.99%), Pacific ex Japan (-47.33%), Continental Europe (-43.90%), Canada (-40.82%), the UK (-40.33%), and Japan (-32.96%).

In a sharp reversal, the U.S. dollar strengthened against the both the Euro (-18.5%) and the British Pound (-19.1%) during the six month period from April 30, 2008. The dollar was even stronger against emerging market currencies such as the Brazilian Real or the South African Rand, strengthening nearly 25% over the period. The bolstering of the dollar reflected a flight to quality and liquidity as investors reduced their risk to non-US assets. The Fund has not hedged its currency exposure over the past five years. In local currency terms, many of the major markets performed in line with the S&P 500, which declined -29.28% during the past 6 months.

Energy and Materials stocks, which contributed strongly to performance in the first six months of the Fund’s fiscal year, declined sharply in the second half of the year as the fear of a slowdown in consumer spending severely impacted demand and the underlying commodity prices. Individual holdings affected included Polish based copper producer KGHM Polska Miedz (-76.7%), the world’s largest fertilizer producer Yara International (-73.8%), Russian natural gas producer OAO Gazprom (-62.7%), Anglo-Australian mining company Rio Tinto Plc (-60.5%) and Austrian oil and gas group OMV (-57.8%).

In keeping with the Fund’s investment strategies, we continue to diversify the portfolio across sectors and regions. We actively reduced the Fund’s energy and commodity exposure by selling positions in Encana Corp., OAO Rosneft, Malaysia’s Petronas Dagangan BHD and Canada’s Potash Corp. We increased the healthcare sector weight during the second half of the year by adding to our positions in Bayer AG, AstraZeneca, Novartis and Denmark’s H. Lundbeck. In the midst of the liquidity crisis, we positioned the Fund’s financial

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

[graph omitted]

Date	TWWDX	MSCI All Country World EX USA

06/28/94	10,000
06/30/94	10,010	10,000
07/31/94	10,440	10,184
08/31/94	10,690	10,533
09/30/94	10,380	10,312
10/31/94	10,500	10,557
11/30/94	10,130	10,054
12/31/94	10,067	10,042
01/31/95	9,966	9,557
02/28/95	10,259	9,504
03/31/95	10,531	10,034
04/30/95	10,803	10,391
05/31/95	11,035	10,335
06/30/95	11,106	10,191
07/31/95	11,550	10,747
08/31/95	11,389	10,364
09/30/95	11,570	10,556
10/31/95	11,409	10,275
11/30/95	11,621	10,490
12/31/95	11,983	10,899
01/31/96	12,357	11,020
02/29/96	12,432	11,022
03/31/96	12,507	11,236
04/30/96	12,839	11,636
05/31/96	12,914	11,442
06/30/96	12,903	11,509
07/31/96	12,475	11,114
08/31/96	12,710	11,178
09/30/96	13,021	11,453
10/31/96	13,192	11,335
11/30/96	13,898	11,765
12/31/96	13,960	11,623
01/31/97	14,018	11,409
02/28/97	14,145	11,618
03/31/97	13,937	11,594
04/30/97	14,053	11,692
05/31/97	14,907	12,415
06/30/97	15,358	13,099
07/31/97	15,947	13,364
08/31/97	15,115	12,313
09/30/97	16,074	12,979
10/31/97	15,277	11,875
11/30/97	15,427	11,726
12/31/97	15,594	11,861
01/31/98	15,839	12,215
02/28/98	16,853	13,030
03/31/98	17,794	13,481
04/30/98	17,745	13,577
05/31/98	17,599	13,331
06/30/98	17,611	13,281
07/31/98	17,721	13,407
08/31/98	15,399	11,517
09/30/98	15,435	11,273
10/31/98	16,596	12,454
11/30/98	17,415	13,123
12/31/98	18,174	13,576
01/31/99	18,213	13,549
02/28/99	17,779	13,235
03/31/99	18,029	13,891
04/30/99	18,884	14,584
05/31/99	18,201	13,913
06/30/99	19,001	14,557
07/31/99	19,297	14,888
08/31/99	19,312	14,942
09/30/99	19,031	15,039
10/31/99	19,712	15,585
11/30/99	20,928	16,200
12/31/99	22,955	17,734
01/31/00	21,250	16,757
02/29/00	22,245	17,203
03/31/00	22,466	17,863
04/30/00	21,266	16,868
05/31/00	20,966	16,448
06/30/00	21,708	17,146
07/31/00	20,919	16,459
08/31/00	20,903	16,663
09/30/00	19,924	15,735
10/31/00	19,459	15,223
11/30/00	18,896	14,532
12/31/00	19,591	15,018
01/31/01	19,624	15,243
02/28/01	18,450	14,035
03/31/01	17,010	13,037
04/30/01	18,135	13,916
05/31/01	17,804	13,522
06/30/01	17,539	12,998
07/31/01	17,209	12,707
08/31/01	16,911	12,389
09/30/01	15,173	11,072
10/31/01	15,444	11,382
11/30/01	15,977	11,902
12/31/01	16,310	12,055
01/31/02	15,727	11,537
02/28/02	16,010	11,619
03/31/02	17,110	12,245
04/30/02	17,327	12,318
05/30/02	17,826	12,442
06/30/02	17,027	11,900
07/31/02	15,361	10,739
08/31/02	15,694	10,738
09/30/02	14,028	9,597
10/31/02	14,476	10,111
11/30/02	14,911	10,596
12/31/02	14,457	10,253
01/31/03	13,987	9,892
02/28/03	13,416	9,690
03/31/03	13,164	9,495
04/30/03	14,457	10,400
05/31/03	15,314	11,054
06/30/03	15,683	11,354
07/31/03	16,036	11,654
08/31/03	16,607	11,999
09/30/03	16,976	12,333
10/31/03	17,915	13,131
11/30/03	18,391	13,416
12/31/03	19,700	14,439
01/31/04	20,176	14,669
02/29/04	20,584	15,039
03/31/04	20,754	15,126
04/30/04	19,921	14,644
05/31/04	19,836	14,678
06/30/04	20,397	14,990
07/31/04	19,819	14,550
08/31/04	19,972	14,663
09/30/04	20,533	15,132
10/31/04	21,181	15,658
11/30/04	22,764	16,740
12/31/04	23,727	17,458
01/31/05	23,469	17,155
02/28/05	24,983	17,996
03/31/05	24,192	17,501
04/30/05	23,555	17,053
05/31/05	23,710	17,143
06/30/05	24,295	17,458
07/31/05	25,499	18,100
08/31/05	26,583	18,557
09/30/05	28,115	19,511
10/31/05	27,168	18,799
11/30/05	28,235	19,426
12/31/05	29,788	20,359
01/31/06	32,482	21,776
02/28/06	32,501	21,708
03/31/06	33,755	22,329
04/30/06	35,775	23,465
05/31/06	33,792	22,360
06/30/06	33,511	22,329
07/31/06	33,755	22,552
08/31/06	34,690	23,184
09/30/06	34,840	23,195
10/31/06	36,239	24,137
11/30/06	37,599	25,006
12/31/06	39,260	25,784
01/31/07	39,280	25,876
02/28/07	39,100	26,032
03/31/07	40,621	26,753
04/30/07	42,602	27,973
05/31/07	44,163	28,708
06/30/07	44,203	28,944
07/31/07	44,283	28,857
08/31/07	43,903	28,405
09/30/07	46,384	30,279
10/31/07	49,051	31,965
11/30/07	46,676	30,520
12/31/07	46,305	30,078
01/31/08	41,947	27,163
02/29/08	42,819	27,943
03/31/08	42,056	27,327
04/30/08	44,627	28,980
05/31/08	46,240	29,439
06/30/08	42,623	27,021
07/31/08	41,054	26,048
08/31/08	38,548	24,829
09/30/08	33,514	21,100
10/31/08	26,149	16,454

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and its benchmark index. The cumulative return since inception was +161.49% for the Fund and +64.54% for the MSCI All Country World ex US Index. The one-year return for the Fund was -46.69%. The Fund’s average annual total return since inception was +6.93%. The MSCI Index includes reinvestment of dividends net of foreign withholding taxes. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2008[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	(41.41)%	(43.53)%	(46.69)%	(1.27)%	7.86%	4.65%	6.93%
MSCI AC World Ex US Index	(43.22)%	(45.30)%	(48.53)%	(4.35)%	4.61%	2.82%	3.53%

Operating Expenses[1]		Portfolio Turnover
Year ended October 31, 2008	1.47%	Year ended October 31, 2008	53.85%

Country Allocation	% of TNA	Country Allocation	% of TNA	Sector Allocation	% of TNA

Australia	1.9%	Netherlands	1.1%	Banking	12.3%

Austria	1.3%	Norway	0.8%	Building	1.7%

Belgium	0.3%	Poland	0.2%	Capital Goods	1.1%

Brazil	1.7%	Russia	1.2%	Chemicals	5.1%

Canada	7.4%	Singapore	3.4%	Communications	5.4%

Denmark	0.4%	South Africa	2.9%	Consumer Durables	1.7%

Finland	0.6%	South Korea	1.3%	Consumer Retail	1.8%

France	9.6%	Spain	2.4%	Consumer Staples	11.6%

Germany	10.0%	Sweden	0.2%	Energy	11.1%

Hong Kong	4.5%	Switzerland	3.3%	Financial Diversified	2.9%

Indonesia	0.2%	Taiwan	0.3%	Health Care	12.5%
Israel	0.1%	United Kingdom	15.5%	Industrial	4.2%

Italy	2.5%	United States	1.5%	Insurance	4.9%

Japan	17.4%	Cash & other assets	6.2%	Metals	3.2%
Mexico	1.8%			Services	12.3%

				Technology	1.7%

Transportation	1.1%

Utilities	5.1%

Cash & other	5.4%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$11.74	$188.0 million	2.00% within 60 days	None

1 MSCI All Country Indices represent both the developed and the emerging markets for a particular region. For example, the MSCI All Country Far East Index includes both developed markets such as Hong Kong and Singapore and emerging markets such as Indonesia and Thailand. The MSCI All Country World Index includes 48 markets. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment may be worth more or less than its original cost.

holdings in companies our analysis shows will benefit from the recent support packages enacted by governments around the globe. Similarly, in this volatile period, we have sought to position the portfolio in companies which have solid balance sheets and are well positioned within their industry. We believe these companies should be able to weather these volatile markets better than their competitors, through their greater access to capital in a tight market and the ability to create a lower cost structure than their peers. On an individual stock basis, the top performers were Japan’s noodle maker Toyo Suisan Kaisha (+44.5%) and Germany’s BASF (+7.5%).

Over the past five years, we have averaged nearly a 5% overweight in the emerging markets compared to the MSCI All-Country ex US benchmark. As of April 30th, the Fund allocated 24.3% to these faster growing countries. During the second half of the calendar year, we actively trimmed this weight to a neutral position versus the benchmark. Given that many of these countries have resource-based economies, the reduction in the Fund’s commodity exposure coincides with the emerging markets weight reduction. As of October31, 2008, emerging market exposure stood at 10%.

Outlook

The turmoil in financial markets has made the global economic environment all the more challenging. While the developed economies have been dragged down by the continuing decline in asset prices, the swift correction in commodity prices will likely force a growth slowdown in many emerging economies. Domestic consumption growth may help large emerging economies like China and India escape a hard landing, but growth rates this year for both countries are likely to fall short of earlier forecasts. Overall, emerging economies may see growth rates moderate this year from the scorching pace of recent years, while developed economies will have to fight to stave off a deep recession.

In sharp contrast to the first half of this year, inflation has become less of a concern in most economies across the globe. The dramatic fall in global commodity prices and weakening demand growth have arrested the surge in consumer prices most economies were struggling to control until recently. With a more subdued outlook for global economic growth, inflationary pressures are likely to remain contained. This will offer some leeway to allow central banks to further cut interest rates already near zero, and support economic growth through quantitative easing.

Under considerable strain now, the global economy may see a significant restructuring of businesses and markets as well as enhanced regulatory oversight in the near term. Lower risk exposure through de-leveraging, improved internal controls and transparency, and strengthening of balance sheets should help firms withstand the downturn and emerge stronger when the crisis subsides and the global economy recovers.

The year 2008 marks one of the most tumultuous periods in stock market history, with volatility persisting at the start of the new fiscal year. Given these unprecedented conditions, we appreciate the confidence shown by our long-term shareholders and extend a warm welcome to our many new shareholders and advisors.

Thomas White International Fund

Country	Issue	Industry	Shares	Value
COMMON STOCKS:	(93.8%)
AUSTRALIA:	(1.9%)
	BHP Billiton # +	Metals	79,000	$1,517,701
	Rio Tinto Plc ADR # +	Metals	7,300	1,356,851
	Westpac Banking Corp # +	Banking	48,000	661,488
				3,536,040
AUSTRIA:	(1.3%)
	OMV Ag +	Energy	41,600	1,337,240
	Vienna Insurance # +	Insurance	38,100	1,040,614
				2,377,854
BELGIUM:	(0.3%)
	UCB SA +	Health Care	19,000	485,936
BRAZIL:	(1.7%)
	Cia De Gas De Sao	Utilities	32,100	423,736
	Cia Vale Do Rio Doce	Metals	103,164	1,213,694
	Petroleo Brasileir	Energy	150,400	1,623,809
				3,261,239
CANADA:	(7.4%)
	Bank Nova Scotia	Banking	35,000	1,163,767
	CGI Group Inc Cl A *	Services	88,000	700,383
	Manulife Financial Corp #	Insurance	66,500	1,327,027
	Nexen Inc	Energy	44,000	696,744
	Petro-Canada	Energy	32,600	812,907
	Potash Corp Of
	Saskatchewan	Chemicals	16,550	1,404,838
	Rogers Communications (TSX listed) #	Services	37,500	1,090,875
	Rogers Communications (NYSE listed) #	Services	27,800	804,765
	Shoppers Drug Mart	Health Care	111,700	4,287,973
	Toronto-Dominion Bank #	Banking	36,900	1,737,691
				14,026,970
DENMARK:	(0.4%)
	H Lundbeck A/S +	Health Care	39,800	709,865
FINLAND:	(0.6%)
	Nokia OY # +	Technology	68,700	1,047,799
FRANCE:	(9.6%)
	BNP Paribas +	Banking	40,900	2,968,763
	Bouygues +	Financial Div.	50,150	2,136,345
	Christian Dior +	Consumer Staple	39,850	2,416,265
	France Telecom SA # +	Communication	91,000	2,296,167
	GDF Suez +	Utilities	38,640	1,720,419
	Publicis Groupe # +	Services	44,500	1,002,487
	Sanofi-Aventis +	Health Care	65,100	4,097,225
	Veolia Environnement +	Utilities	25,650	629,659
	Vivendi +	Services	35,000	915,383
				1,8182,713

See Notes to Financial Statements

Investment Portfolio	October 31, 2008

Country	Issue	Industry	Shares	Value

GERMANY:	(10.0%)
	Adidas AG # +	Consumer Retail	43,500	$1,500,859
	BASF +	Chemicals	56,250	1,921,967
	Bayer AG # +	Chemicals	67,950	3,821,501
	Fresenius AG Pfd +	Health Care	34,800	2,235,764
	Fresenius Medical Care # +	Health Care	12,300	557,242
	Hannover Rueckvers # +	Insurance	45,000	1,137,154
	MAN AG +	Industrial	15,800	772,475
	RWE AG +	Utilities	45,300	3,819,954
	SAP AG # +	Technology	29,000	1,041,262
	SGL Carbon AG * +	Industrial	50,200	992,901
	Wincor Nixdorf AG +	Services	20,900	911,823
				18,712,902
HONG KONG:	(4.5%)
	Chaoda Modern
	Agriculture # +	Consumer Staple	1,428,000	976,038
	Cheung Kong +	Financial Div.	125,000	1,217,250
	Cheung Kong
	Infrastructure # +	Building	867,000	3,148,164
	China Mobile
	Hong Kong Ltd +	Communication	150,000	1,316,145
	CNOOC Ltd +	Energy	605,000	495,495
	Jardine Strategic +	Services	113,500	1,367,857
				8,520,949
INDONESIA:	(0.2%)
	Gudang Garam Tabak Pt +	Consumer Staple	1,099,000	432,457
ISRAEL:	(0.1%)
	Israel Discount Bank +	Banking	182,000	180,944
ITALY:	(2.5%)
	ENI SPA +	Energy	116,300	2,748,599
	Intesa Sanpaolo +	Banking	534,500	1,938,952
				4,687,551
JAPAN:	(17.4%)
	Aisin Seiki Co Ltd +	Consumer Durables	53,000	920,970
	Asahi Breweries Ltd +	Consumer Staple	306,300	5,107,399
	Astellas Pharma Inc. # +	Health Care	45,600	1,863,923
	Brother Industries # +	Technology	145,000	1,012,898
	Canon Marketing Japan # +	Services	65,000	1,087,860
	Central Japan Railway +	Transportation	185	1,513,351
	Daihatsu Motor Co # +	Consumer Durables	206,419	1,533,053

Isuzu Motors Ltd +	Consumer Durables	375,000	653,438
Itochu Corp +	Industrial	297,000	1,603,473
Kaneka Corp +	Chemicals	152,000	717,212
Makita Corp +	Capital Goods	84,000	1,564,996
Meiji Seika Kaisha +	Consumer Staple	375,000	1,557,863
Millea Holdings +	Insurance	63,200	1,971,063
Minebea Co Ltd +	Technology	432,000	1,152,576

See Notes to Financial Statements

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Panasonic Corp +	Technology	58,000	$901,726
	Ricoh Co Ltd +	Technology	86,000	914,636
	Sankyo Co Gunma +	Services	21,700	980,161
	Sumitomo Corp +	Industrial	234,800	2,105,287
	Sumitomo Metal Mining +	Metals	54,000	404,487
	Sumitomo Mitsui
	Financial # +	Banking	540	2,295,296
	Taiyo Yuden Co Ltd # +	Technology	67,000	317,466
	Toyo Suisan Kaisha +	Consumer Staple	107,000	2,745,684
				32,924,818
MEXICO:	(1.8%)
	America Movil ADR	Communication	70,500	2,181,270
	Grupo Elektra SA #	Consumer Retail	43,000	1,152,254
				3,333,524
NETHERLANDS:	(1.1%)
	Fugro NV-CVA +	Industrial	26,600	962,292
	Koninklijke DSM NV # +	Chemicals	37,900	1,054,514
				2,016,806
NORWAY:	(0.8%)
	DNB NOR ASA +	Banking	159,400	920,105
	Yara International ASA +	Chemicals	30,400	634,734
				1,554,839
POLAND:	(0.2%)
	Grupa Lotos SA +	Energy	44,800	316,973
RUSSIA:	(1.2%)
	Oao Gazprom GDR +	Energy	66,200	1,335,909
	Tatneft +	Energy	281,000	615,755
	Tatneft GDR +	Energy	6,300	280,569
				2,232,233
SINGAPORE:	(3.4%)
	Jardine Cycle & Carriage # +	Consumer Retail	115,000	730,664
	Singapore Telecom +	Communication	1,872,000	3,149,640
	United Overseas Bank +	Banking	281,000	2,502,614
				6,382,918
SOUTH AFRICA:	(2.9%)
	African Rainbow Minerals +	Industrial	59,300	608,892
	Anglo American PLC +	Industrial	34,762	858,399
	Arcelormittal SA +	Metals	60,000	569,520
	British American Tobacco * +	Financial Div.	44,259	1,205,951
	MTN Group Ltd +	Communication	61,100	689,868

Reinet Investments * +	Financial Div.	69,430	88,114
Remgro Ltd +	Financial Div.	109,000	798,381
Sasol Ltd+	Energy	22,200	665,321
			5,484,446

See Notes to Financial Statements

Investment Portfolio	October 31, 2008

Country	Issue	Industry	Shares	Value

SOUTH KOREA:	(1.3%)
	LG Electronics +	Technology	13,000	$961,756
	Posco ADR #	Metals	13,150	883,549
	S-Oil Corp +	Energy	11,000	553,347
				2,398,652
SPAIN:	(2.4%)
	Banco Santander SA +	Banking	221,900	2,399,982
	Repsol +	Energy	115,100	2,194,635
				4,594,617
SWEDEN:	(0.2%)
	Sandvik AP +	Capital Goods	66,000	428,663
SWITZERLAND:	(3.3%)
	Julius Baer Holding +	Banking	22,500	885,427
	Novartis # +	Health Care	105,600	5,340,540
				6,225,967
TAIWAN:	(0.3%)
	Chunghwa Picture Tube +	Technology	2,110,000	212,688
	Hannstar Display +	Technology	1,891,992	340,937
				553,625
UNITED KINGDOM:	(15.5%)
	Astrazeneca PLC +	Health Care	97,000	4,123,451
	Aviva PLC +	Insurance	209,000	1,253,101
	British American Tobacco +	Consumer Staple	132,200	3,630,106
	BT Group PLC +	Communication	270,900	510,538
	HSBC Holdings PLC +	Banking	337,500	4,073,254
	Imperial Tobacco +	Consumer Staple	86,000	2,312,342
	Legal & General Group +	Insurance	1,100,000	1,271,710
	National Grid PLC +	Utilities	175,000	1,986,792
	Prudential PLC +	Insurance	235,000	1,206,232
	Royal Dutch Shell B +	Energy	266,600	7,124,805
	Standard Chartered +	Banking	94,700	1,572,049
				29,064,380
UNITED STATES:	(1.5%)
	Philip Morris International	Consumer Staple	63,000	2,738,610

Total Common Stocks		(Cost $243,226,554)		176,414,290

See Notes to Financial Statements

Thomas White International Fund

Issue			Principal Amount	Value
SHORT TERM OBLIGATIONS:	23.3%

	The Northern Trust Company Eurodollar Time Deposit 1.50%, due 11/03/08		$14,654,229	$14,654,229

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		28,732,041	28,732,041

Total Short Term Obligations		(Cost $43,386,270)		43,386,270
Total Investments	116.9%	(Cost $286,612,825)		219,800,560
Other Assets, Less Liabilities:	(16.9)%			(31,802,258)
Total Net Assets:	100.0%			$187,998,302

* Non-Income Producing Securities

# All or a portion of securities on loan at October 31, 2008 – See Note 1 (g) to financial statements.

+ Fair Valued Security

ADR – American Depository Receipt. GDR – Global Depository Receipt.

See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2008

	American Opportunities Fund	International Fund
ASSETS
Investments in securities at market value [1]	$ 15,867,776	$ 219,800,560
Receivables:
Dividends and Interest	10,913	469,393
Reclaims	------	219,310
Securities sold	------	11,750
Fund shares sold	5,000	847,638
Prepaid expenses	1,158	12,604
Total assets	15,884,847	221,361,255
LIABILITIES
Managements fees	13,672	154,330
Accrued expenses	36,535	142,117
Payable for securities purchased	------	4,325,963
Payable for fund share redeemed	------	8,502
Collateral on loaned securities[2]	------	28,732,041
Total liabilities	50,207	33,362,953
NET ASSETS
Source of Net Assets:	18,298,917	265,905,783
Net capital paid in or shares of beneficial interest	8,115	------
Accumulated net realized (loss)	(371,650)	(11,095,216)
Net unrealized (depreciation) on investments and foreign currency translations	(2,100,742)	(66,812,265)
Net assets	$ 15,834,640	$ 187,998,302
Shares outstanding	1,581,046	16,010,090
Net asset value and offering price per share	$ 10.01	$ 11.74

1 Cost Basis: American Opportunities Fund: $17,968,518 International Fund: $286,612,825
2 Value of securities out on loan at 10/31/2008: International Fund: $27,940,702

See Notes to Financial Statements.

Statements of Operations

Year Ended October 31, 2008

	American Opportunities Fund	International Fund
INVESTMENT INCOME
Income:
Dividends	$ 345,964	$ 7,286,098[1]
Interest	39,558	277,455
Total investment income	385,522	7,563,553
Expenses:
Investment management fees (note 4)	223,133	2,557,057
Audit fees and expenses	6,583	48,557
Custodian fees	5,938	274,299
Trustees’ fees and expenses	2,557	31,608
Registration fees	24,661	64,681
Transfer agent fees	11,559	51,305
Printing expenses	6,773	118,185
Accounting, administration and compliance fees	36,845	335,241
Legal fees and expenses	6,393	154,556
Other expenses	11,281	119,227
Total expenses	335,723	3,754,716
Reimbursement from Investment Manager	(35,334)	------
Net expenses	300,389	3,754,716
Net investment income	85,133	3,808,837

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) on investments & foreign currency transactions	(404,851)	(10,472,052)
Net change in unrealized (depreciation) on investments and foreign currency translations	(8,298,410)	(142,630,386)
Net (loss) on investments	(8,703,261)	(153,102,438)
Net (decrease) in net assets from operations	$ (8,618,127)	$ (149,293,601)
[1] Net of foreign taxes withheld of $739,304.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	American Opportunities Fund		International Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Change in net assets from Operations:
Net investment income (loss)	$ 85,133	$ 174,270	$ 3,808,837	$ 2,868,044
Net realized gain (loss)	(404,851)	1,885,746	(10,472,052)	17,743,704
Net unrealized appreciation (depreciation) on investments	(8,298,410)	852,187	(142,630,386)	39,848,934
Net increase (decrease) in net assets from operations	(8,618,128)	2,912,203	(149,293,601)	60,460,682
Distributions to shareholders:
From net investment income	(47,918)	(170,898)	(3,589,155)	(3,568,864)
Return of capital	(39,765)	------	(251,877)	------
Realized gain	------	(1,899,961)	------	(17,743,399)
Total distributions	(87,683)	(2,070,859)	(3,841,032)	(21,312,263)
Fund share transactions (Note 3)	(819,319)	709,976	78,499,370	76,745,963
Total increase (decrease)	(9,525,130)	1,551,320	(74,635,263)	115,894,382
Net assets:
Beginning of period	25,359,770	23,808,450	262,633,565	146,739,183
End of period	$15,834,640	$25,359,770	$187,998,302	$262,633,565
Undistributed net investment income (accumulated net investment loss)	$ 8,115	$ ------	$ ------	$ (842,847)

See Notes to Financial Statements.

Notes to Financial Statements Year Ended October 31, 2008

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust is registered under the Investment Company Act of 1940. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the “American Opportunities Fund”) that commenced operations on March 4, 1999, and the Thomas White International Fund (the “International Fund”) that commenced operations on June 28, 1994, collectively referred to as the “Fund”. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A)	VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B)	FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. As of October 31, 2008, the Funds hold no open foreign exchange contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Notes to Financial Statements Year Ended October 31, 2008

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities including investments in securities held at the end of the fiscal year, resulting from changes in the exchange rates.

(C)	INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required

Effective March 31, 2008, the Funds adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyse all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(D)	NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures

Notes to Financial Statements Year Ended October 31, 2008

about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(E)	USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(F)	SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(G)	DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(H)	SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral

Notes to Financial Statements Year Ended October 31, 2008

from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October31, 2008 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$27,940,702	$28,732,041

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$90,634

(I) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $70,141 and the American Opportunities Fund charged $954 in redemption fees for the period ended October 31, 2008, which were included in net capital paid.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2008 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 59.2% and 21.8%, respectively, of each Fund’s outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Notes to Financial Statements Year Ended October 31, 2008

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (ALL AMOUNTS IN THOUSANDS)

As of October 31, 2008, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

American Opportunities Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	25,579	$355,902	74,101	$1,162,960
Shares issued on reinvestment of dividends & distributions	9,174	87,248	134,196	2,055,877
Shares redeemed	(96,091)	(1,262,472)	(156,379)	(2,508,861)
Net increase (decrease)	(61,338)	$(819,320)	51,918	$709,976

International Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	7,896,280	$140,049,102	4,402,858	$92,600,786
Shares issued on reinvestment of dividends & distributions	337,715	3,775,799	942,288	21,022,439
Shares redeemed	(3,893,430)	(65,325,530)	(1,776,114)	(36,877,262)
Net increase (decrease)	4,340,565	$78,499,371	3,569,032	$76,745,963

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2008 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund’s average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 minimum fee

Notes to Financial Statements Year Ended October 31, 2008

that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended October 31, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$8,381,830	$9,145,951
International Fund	218,978,115	131,225,659

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized (Depreciation)
American Opportunities Fund	$17,952,754	$1,257,293	$(3,358,035)	$(2,100,742)
International Fund	251,947,229	9,242,788	(76,059,785)	(66,816,997)

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or

Notes to Financial Statements Year Ended October 31, 2008

permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$—	$—	$(2,100,742)	$(371,650)	$(2,472,392)
International Fund	—	—	(66,812,265)	(11,090,484)	(77,902,317)

The tax character of distributions paid during the year ended October 31, 2008 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$47,918	$39,765	$—	$87,683
International Fund	3,589,155	251,877	—	3,841,032

Tax Information

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2008 as follows:

	Foreign Dividend Income	Foreign Taxes Paid
American Opportunities Fund	$0	$0
International Fund	$7,144,081	$739,304

Year Ended October 31, 2008

FINANCIAL HIGHLIGHTS

American Opportunities Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007		Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$15.44		$14.97		$14.75		$14.52		$13.65

Income from investment operations:
Net investment income (loss)	0.05		0.11		0.07		(0.01)		0.03
Net realized and unrealized gains (losses)	(5.43)		1.71		2.12		1.76		1.97
Total from investment operations	(5.38)		1.82		2.19		1.75		2.00

Distributions:
From net investment income	(0.05)		(0.11)		(0.07)		—		(0.02)
From net realized gains	—		(1.24)		(1.90)		(1.52)		(1.11)
Total distributions	(0.05)		(1.35)		(1.97)		(1.52)		(1.13)

Change in net asset value for the year	(5.43)		0.47		0.22		0.23		0.87
Net asset value, end of year	$10.01		$15.44		$14.97		$14.75		$14.52
Total Return	(34.79)%		12.37%		14.77%		12.17%		14.60%

Ratios/supplemental data Net assets, end of year (000)	$15,835		$25,360		$23,808		$19,676		$16,888

Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.38%	+	0.69%	+	0.44%	+	(0.05%)	+	0.19%	+
Portfolio turnover rate	39.59%		59.20%		44.68%		41.92%		37.30%

+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.51% and the ratio of net investment income to average net assets would have been 0.22% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 0.50% for the year ended October 31, 2007.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been 0.27% for the year ended October 31, 2006.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

Year Ended October 31, 2008

FINANCIAL HIGHLIGHTS

International Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$22.51	$18.11	$14.52	$12.31	$10.54

Income from investment operations:
Net investment income (loss)	0.27	0.28	0.21	0.18	0.12
Net realized and unrealized gains (losses)	(10.79)	6.10	4.63	3.28	1.80
Total from investment operations	(10.52)	6.39	4.84	3.46	1.92

Distributions:
From net investment income	(0.25)	(0.33)	(0.18)	(0.22)	(0.15)
From net realized gains	—	(1.65)	(1.07)	(1.03)	—
Total distributions	(0.25)	(1.99)	(1.25)	(1.25)	(0.15)

Change in net asset value for the year	(10.77)	4.40	3.59	2.21	1.77
Net asset value, end of year	$11.74	$22.51	$18.11	$14.52	$12.31
Total Return	(46.69)%	35.36%	33.39%	28.27%	18.23%

Ratios/supplemental data Net assets, end of year (000)	$187,998	$262,634	$146,739	$76,727	$47,106

Ratio to average net assets:
Expenses (net of reimbursement)	1.47%	1.42%	1.44%	1.50%	1.50%
Net investment income/loss (net of reimbursement)	1.49%	1.46%	1.07%	1.13%	1.04%
Portfolio turnover rate	54.10%	46.22%	38.69%	35.72%	45.81%

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2008 through October 31, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During Period (May 1, 2008 – October 31, 2008)*
American Opportunities Fund
Actual	$1,000.00	$685.75	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.87
International Fund
Actual	$1,000.00	$578.55	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.47

*Expenses are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.47% for the International Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Opportunities Fund and Thomas White International Fund (separate portfolios constituting Lord Asset Management Trust, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ Pricewaterhouse Coopers LLP

December 29, 2008

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2008

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 64	Trustee, President	14 years	Chairman of Thomas White International, Ltd.	2	None
Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 42	Vice President and Secretary	12 years	Analyst and Exec. Vice President of Thomas White International, Ltd.	2	N/A
David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 36	Treasurer	8 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	2	N/A
John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 61	Trustee	14 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	2	None
Independent Trustees
James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 58	Trustee	2 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	2	None
Thomas M. Kennedy 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 62	Trustee	2 years	Executive Vice President and Chief Operating Officer – Merchandise Mart Properties Inc. (real estate marketing) (1979 – 2005); Consultant – Self (since 2005).	2	None
Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 64	Trustee	7 years	Retired; former President, Graham Group (management consulting).	2	None
Robert W.Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 64	Trustee	2 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992)	2	N/A

The Statement of Additional Information contains additional information regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’

Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

James N. Bay

Trustee

Thomas M. Kennedy

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David M. Sullivan II

Treasurer and Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White Funds
Capturing Value WorldwideSM

Thomas White International, Ltd.
440 S. LaSalle Street
Suite 3900
Chicago, Illinois 60605
USA

1-800-811-0535
www.thomaswhite.com
www.thomaswhitefunds.com

COVER PICTURE

The Arc de Triomphe monument in Paris, France

Viewed looking over the evening traffic on the Champs-Élysées, this beautiful memorial to soldiers who died in the Napoleonic Wars is one reason why France attracts more tourists than any other country. Currently the sixth largest economy in the world, 78% of its electrical energy needs come from an environmentally friendly nuclear program that has long been the engineering envy of the world. France’s bold decision to work closely with Germany was key to fulfilling the European Union’s goal of political and economic integration, including the Euro introduction in 1999.

In May 2007, Nicolas Sarkozy, a politician with a strong stance on law and order, was elected President of France by citizens that demanded a break from the past. Surprisingly, he chose an inclusive approach in forming his reform-minded administration and adopted a fresh start attitude diplomatically. His reputation was quickly established as a charismatic world leader who could think outside the box to implement change. President Sarkozy’s strong leadership as the rotating President of the EU and his important role in the Georgian crisis has had the effect of elevating France’s image in the world.

To learn more about France and stay current on the important events affecting its market, please go to our website www.thomaswhite.com. You can also subscribe to our analysts’ reports on the 49 additional countries covered by Thomas White International.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust ("Registrant") had adopted a code of ethics that applies to the Registrant’s principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. There were no amendments to the code during the fiscal year ended October 31, 2008. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2008.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC ("PWC") for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2008 and October 31, 2007 were $48,450 and $41,500, respectively.

(b)

Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2008 and October 31, 2007 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)

Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2008 and October 31, 2007 were $9,450 and $9,000, respectively.

(d)

The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2008 and October 31, 2007 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

Pre-Approval Policies and Procedures. Pursuant to the Registrant’s Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f)

Less than 50 percent of the hours expended on PWC’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2008 for the Registrant were attributed to work performed by persons other than PWC’s full-time, permanent employees.

(g)	PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2008 and 2007 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. ("TWI"), the Registrant’s investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2008 and October 31, 2007.

(h)

Because PWC has not rendered non-audit services to TWI, the Registrant’s Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By: /s/ Thomas S. White, Jr.___________
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas S. White, Jr.__________
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: January 5, 2009

By: /s/ David M. Sullivan II___________
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: January 5, 2009

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.